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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

             -----------------------------------

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                       July 21, 2004
             -----------------------------------
               (Date of earliest event report)

                          CNF Inc.
             -----------------------------------
     (Exact name of registrant as specified in charter)

    Delaware               1-5046              94-1444798
    ----------             ------              ----------
  (State or other        (Commission         (IRS Employer
   jurisdiction of        File Number)        Identification
   incorporation or                              Number)
   organization)

     3240 Hillview Avenue, Palo Alto, California  94304
     ---------------------------------------------------
          (Address of principal executive offices)
                         (zip code)

     Registrant's telephone number, including area code:
                       (650) 494-2900



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 21, 2004, Con-Way Transportation Services, Inc., a wholly owned subsidiary of CNF Inc., issued a press release. A copy of the press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     99  Press Release dated July 21, 2004





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

July 21, 2004           /s/ Chutta Ratnathicam
                        ---------------------------
                        Chutta Ratnathicam
                        Chief Financial Officer